UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 6, 2015

(Date of report)

June 1, 2015

(Date of earliest event reported)

KapStone Paper and Packaging Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-33494	20-2699372
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1101 Skokie Boulevard, Suite 300
Northbrook, Illinois 60062

(Address of principal executive offices)

(847) 239-8800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On June 3, 2015, KapStone Paper and Packaging Corporation (the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Original Form 8-K”) in connection with the completion on June 1, 2015 of the acquisition of Victory Packaging, L.P. (“Victory”).  This Current Report on Form 8-K/A amends Item 9.01 of the Original Form 8-K to present certain historical financial statements of Victory and certain unaudited pro forma financial information in connection with the acquisition of Victory required under Item 9.01(a) and (b) of Form 8-K, which historical financial statements and unaudited pro forma information are filed as exhibits hereto.  Except as set forth herein, the Original Form 8-K remains unchanged.

Item 9.01                                           Financial Statements and Exhibits

(a)                                 Financial statements of the business acquired.

1.  The audited consolidated balance sheets of Victory as of December 31, 2014 and December 31, 2013 and related consolidated statements of earnings and comprehensive income, partners’ capital and cash flows for each of the two years in the period ended December 31, 2014 and related notes to the financial statements, are attached hereto as Exhibit 99.1.

2.  The unaudited condensed consolidated balance sheets of Victory as of March 31, 2015 and December 31, 2014, and related unaudited condensed consolidated statements of earnings and comprehensive income and cash flows for the three month periods ended March 31, 2015 and 2014, and related notes to the financial statements, are attached hereto as Exhibit 99.2.

(b)                                 Pro forma financial information.

1.   The unaudited pro forma condensed combined balance sheet of the Company and Victory at March 31, 2015 and the unaudited pro forma condensed combined statements of income for the year ended December 31, 2014 and for the three months ended March 31, 2015, and related notes, are attached hereto as Exhibit 99.3.

(d)                                 Exhibits.

23.1                        Consent of Weinstein Spira & Company P.C., independent auditors for Victory.

99.1                        Audited consolidated balance sheets of Victory as of December 31, 2014 and December 31, 2013 and related statements of earnings and comprehensive income, partners’ capital and cash flows for each of the two years in the period ended December 31, 2014, and related notes to the financial statements.

99.2                        Unaudited condensed consolidated balance sheets of Victory as of March 30, 2015 and December 31, 2014 and related unaudited condensed consolidated statements of earnings and comprehensive income and cash flows for the three month periods ended March 31, 2015 and 2014, and related notes.

99.3                        Unaudited pro forma combined condensed balance sheet of the Company and Victory at March 31, 2015 and the unaudited pro forma condensed combined statements of income for the year ended December 31, 2014 and for the three months ended March 31, 2015 and related notes to the financial statements.

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 6, 2015

KAPSTONE PAPER AND PACKAGING CORPORATION

	By:	/s/ Andrea K. Tarbox
	Name:	Andrea K. Tarbox
	Title:	Vice President and Chief Financial Officer